UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Capital Market
Preferred Stock Purchase Right	-	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2021, at the 2021 Annual Meeting of Stockholders of Advaxis, Inc. (the “Company”), the Company’s stockholders approved an Amendment to the Advaxis, Inc. 2015 Incentive Plan (the “Amendment”), which was previously approved, subject to stockholder approval, by the Board of Directors (the “Board”) of the Company on February 11, 2021. The Amendment increases the existing per-participant annual award limitations under the Company’s 2015 Incentive Plan to those set forth below:

●	Options. The maximum number of options granted under the 2015 Incentive Plan in any calendar year to any one participant shall be for 1,000,000 shares.

●	Stock Appreciation Rights. The maximum number of stock appreciation rights granted under the 2015 Incentive Plan in any calendar year to any one participant shall be with respect to 750,000 shares.

●	Performance Awards. With respect to any calendar year (i) the maximum amount that may be paid to any one participant for performance awards payable in cash or property other than shares shall be $10,000,000, and (ii) the maximum number of shares that may be paid to any one participant for performance awards payable in stock shall be 1,000,000 shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of shares deemed paid with respect to any calendar year is the total amount payable or shares earned for the performance period divided by the number of calendar years in the performance period.

●	Awards to Non-Employee Directors. The maximum aggregate number of shares associated with any award granted under the 2015 Incentive Plan in any calendar year to any of the Company’s non-employee directors shall be 200,000 shares.

Except for the increases to the existing annual award limitations under the 2015 Incentive Plan, as described above, the Amendment does not have any effect on the other provisions of the 2015 Incentive Plan.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to the Advaxis, Inc. 2015 Incentive Plan, dated as of February 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 4, 2021	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer and Interim Chief Financial Officer